--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

October 25, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2004. The net asset value at that date was $63.75. In addition, a regular quarterly dividend of $0.56 per share was declared for shareholders of record on September 16, 2004 and was paid on September 17, 2004.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of 9.7%. This compares to the NAREIT Equity REIT Index's(a) total return of 8.2%. For the nine months, the fund's total return total return was 17.8%, compared to NAREIT's 14.2%.

    In the third quarter of 2004, REITs enjoyed a strong rebound from the second quarter correction. In fact, the NAREIT Equity REIT Index went on to surpass its late March highs on the basis of investor views about a number of factors, such as the strength of continuing economic growth, improving real estate fundamentals and rising real estate asset values. In April and early May, REIT prices fell 18% as many investors believed that REITs were overvalued and that interest rates were the most important determinant of REIT stock prices. A rising interest rate environment, as conventional wisdom surmised, must be negative for REITs.

    Since mid-May, however, REITs have returned 24%. The reasons, we believe, are clear. There is a real economic recovery underway in the United States, as well as a recovery in real estate fundamentals. We view this recovery as broad-based, with solid GDP growth and material job growth. Yet it has taken many by surprise, particularly those who thought that a stronger economy, as evidenced by the March payroll report, and accompanying higher interest rates would be negative for REITs. This recovery has resulted in higher occupancy levels for most property types, higher-than-expected reported earnings for REITs, higher earnings expectations in the future, and higher real estate asset values.

    Consistent with our investment thesis, the more cyclical property types -- office, industrial, apartment, hotel and self storage -- demonstrated some of the largest improvements in fundamentals. For example, office REIT occupancy levels were flat in the first quarter but then improved by 0.5% in the second quarter. Apartment revenues were flat in the first quarter and up 0.3% in the second quarter. Industrial occupancies swung from a decline of 0.4% in the first quarter to an increase of 0.7% in the second quarter. Mixed office/industrial REITs' occupancies declined 0.1% in the first quarter and increased 1.1% in the second quarter.

    Commensurate with the fundamental climate, REITs experienced earnings growth in the first quarter that was essentially flat, and essentially in-line with consensus expectations. In the second quarter, however, REIT

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

earnings growth not only accelerated, but pulled meaningfully away from subdued expectations. Whereas the consensus expectation for the second quarter called for 1.6% earnings growth across the REIT sector, actual reported earnings instead increased by 3.8%. The more economically sensitive property types experienced the greatest acceleration in earnings growth and many swung from a year-over-year decline to a year-over-year increase in earnings for the first time in many quarters. Reported cash flow growth per share in the first and second quarter, as segregated by property type were as follows:

                           2004 REIT CASH FLOW GROWTH

PROPERTY TYPE                           1ST QUARTER   2ND QUARTER   DIFFERENCE
-------------                           -----------   -----------   ----------
Self Storage..........................       - 9.1%          7.2%        16.3%
Industrial............................       - 5.0           7.8         12.8
Office................................       - 8.7           0.2          8.9
Office/Industrial.....................       - 7.4           0.8          8.2
Diversified...........................         0.0           4.0          4.0
Shopping Center.......................         9.6          13.2          3.6
Apartment.............................       - 4.7         - 2.7          2.0
Health Care...........................         3.3           2.2        - 1.1
Regional Mall.........................        11.6           8.7        - 2.9
Manufactured Home.....................      - 13.0        - 16.7        - 3.7
Net Lease.............................        10.8         - 6.1       - 16.9
All REITs.............................         0.0%          3.8%         3.8%
Source: Citigroup. The data presented are for the REIT industry as a whole and is not indicative of the past or future performance of the fund.

    The improvement in fundamentals confounded those who believed that earnings growth would remain stagnant and that REITs were fully valued. Again, this acceleration in reported earnings growth was particularly unexpected for some of the more cyclical property types. Consensus expectations for apartments were for a further deterioration in the second quarter of -6%. Instead the earnings decline shrunk to -2.7%. The consensus expected the industrial REITs to persist in negative territory with a -1% earnings estimate for the second quarter. Instead, earnings increased 0.8%.

    Perhaps as important, this jolt in fundamentals has now forced many analysts to revise their earnings expectations upward for the REIT sector in future periods. (Our proprietary estimates for REIT earnings growth have been consistent for some time: approximately 4% in 2004 and 10% in 2005, contingent on continued strength in the U.S. economy.) Just since the end of June, consensus REIT earnings growth expectations for 2005 have increased 2.9 percentage points, from 6.4% to 9.3%. And again, the more cyclical the sector, the further behind the curve the analysts have been in their estimates for 2005. For example, expectations for hotel earnings have increased by 7.8 percentage points, office earnings by 5 percentage points, and mall earnings by 3.3 percentage points since June.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

    We believe that the broad-based improvement in real estate fundamentals is also having a significant impact on the value of real estate assets, contributing to higher REIT stock prices. Evidence of higher occupancies and higher rents for most property types has, in our view, led many REIT investors, analysts and managements to reflect significantly higher estimates of net asset value (NAV) for REIT stocks.

    In addition to improving property level income, we believe higher replacement costs are also pushing up NAVs. As property markets tighten (especially in densely populated urban areas) and commodity costs rise, the cost of the inputs to a real estate asset -- land, steel, concrete, wood, and labor, among others -- are all rising. Where can you find a hundred acres of available land at a freeway interchange in a major metropolitan area on which to build a new regional mall? Where is there a well-located, developable site in midtown Manhattan or west Los Angeles to construct a new office tower? If replacing assets like these is virtually impossible over the near term from a practical standpoint, what should the existing assets that fit these descriptions be worth?

    As a result of all these factors, it has been our contention for some time that Wall Street NAVs for REIT stocks were too low, making the stocks themselves look expensive on a historical basis. In late September, Merrill Lynch's research team raised their NAV estimates for the entire REIT sector by approximately 9%, corroborating our view that the stocks are not overvalued relative to asset value.

    Further validating this view, on August 20, 2004, General Growth Properties, the second largest mall owner in the United States, announced that it would acquire Rouse Company, another mall company for $12.6 billion in the largest merger transaction ever in the REIT industry. General Growth's offer of $67.50 in cash for each Rouse share represented a 34% premium to the prior closing price and an even larger premium to just about everyone's estimate of the value of Rouse's assets.

    After an initial drop of about 9%, General Growth's stock has recovered virtually to its pre-merger level, indicating, in our opinion, that although investors were initially surprised at the price paid for Rouse, investors believe that the merged company will provide meaningful growth in earnings. The clear implication here is that the economic values of Rouse's assets, at least in the view of General Growth and the other bidders, are significantly higher than that which analysts and investors had previously assigned to them. This view was quickly extended to other mall REITs, which also traded up significantly on the news of the merger, and to the REIT sector as a whole, which appreciated to new highs in the two-week period subsequent to the merger announcement.

    Not surprisingly, regional malls were the best performing property sector in the third quarter, returning 13.5%. Health care also performed well, generating a 10.0% total return. This is one of the few property types that we believe is generally more sensitive to interest rates, which declined meaningfully in the third quarter. The 10-year U.S. Treasury bond yield declined from 4.6% to 4.1% in the quarter. Self storage REITs returned 7.4% as investors responded to rapidly improving fundamentals. Self storage REITs experienced the most dramatic swing in earnings, from one of the most negative changes in the first quarter to one of the most positive changes in the second quarter.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

    The manufactured housing sector was the worst performing group in the third quarter, having experienced the worst reported earnings of any property type in the second quarter, and having deteriorated at an even faster pace than in the first quarter. The office/industrial sector also lagged with a 3.5% total return in the quarter, although we believe a couple of local, company-specific problems that were generally not indicative of broader real estate trends plagued this small sector. Finally, the hotel sector was also a laggard in the quarter, turning in 6.1%. Hotel companies traded off, in our view, as investors feared that a potential 'soft patch' in the economy would impact this most economically sensitive sector.

    While there has been a wide variation among the total returns of the various property sectors, the performance spread among individual stocks has been even wider, differentiated primarily on the basis of cash flow growth rates. We anticipated over a year ago that as economic growth resumed, stock price performance would be most influenced by anticipated future cash flow growth prospects. Our proprietary valuation model has enabled us to identify companies that we believe have superior growth prospects. We therefore added great value through stock selection in most property type categories so far this year. During the third quarter in particular, our stock selection in the office, regional mall, apartment and diversified sectors were significant drivers of our outperformance. Additionally, our overweight in the regional mall sector and our underweight in the mixed office/industrial sector were also major contributors. Our underweight in the shopping center sector was the only significant detractor from our relative performance. In total, we have generated over 300 basis points of net outperformance versus our benchmark so far this year, ahead of nearly all our competitors, and one of our best periods of relative performance.

INVESTMENT OUTLOOK

    For now, it seems that the consensus view of future REIT earnings growth is finally catching up with our own. Further, Wall Street estimates are generally not yet available for 2006, although we believe 2006 may be an even better year for REIT earnings growth than 2005, as higher occupancies and rents begin to work their way through REITs' income statements.

    One implication of the REIT market having now more or less correctly anticipated the improving fundamental picture is that the period of multiple expansion for REITs is likely drawing to a close. This implies to us that returns going forward are likely to be more in accordance with historical norms. For example, with REITs yielding 5.1% at quarter-end, and growth anticipated to be approximately 10% in 2005, the potential total return for REITs would be in line with historical norms over the next 12 months if earnings multiples remain unchanged.

    In short, we believe the REIT bull market is maturing. It is reasonable to expect that returns going forward are going to be lower than they have been over the last 18 months.

    This being said, REITs are generally not at peak valuation levels, in our view. On average, our estimates indicate that REITs are trading at about a 6% premium to NAV. This is above the historical average of 2%, but certainly far from the 25% premiums generally associated with past valuation peaks. This NAV premium, if sustained, may actually contribute to REIT earnings growth near term as companies seeking to issue stock will

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

generally have the ability to do so at a premium to NAV and acquire or develop new assets at par. This can in turn contribute meaningfully to earnings accretion, as General Growth has amply demonstrated. For this reason, we believe that equity issuance by REITs will increase from recent levels as the more forward-looking companies look to capitalize -- literally -- on improving fundamentals by acquiring more assets today in a bid to boost earnings in the future.

    This capital-raising activity is not always a positive, however. An example of where we believe that capital raising by REITs is ill-timed is in the mortgage REIT sector. There have been 11 new mortgage REIT IPOs in 2004, surpassing activity levels in all other sectors. These companies generally deploy large amounts of leverage to generate high dividend yields. However, these vehicles are frequently structured and sold under the implicit (and we believe unlikely) assumption that current economic and interest rate conditions will persist. For one thing, mortgage REIT assets, which are loans on real estate as opposed to the real estate itself, generate a fixed revenue stream (unlike revenues from ownership of real property, which have historically grown over time). Although the fears of higher interest rates have so far proven to be overblown the last several months, a higher interest rate environment would no doubt make those fixed revenue streams less valuable and cause a mismatch between these companies' assets and liabilities. For these and other reasons, we generally avoid the mortgage REIT sector.

    The types of companies we remain invested in are those that we view as offering the potential for rising income and that will benefit most from economic strength. As a result, we believe that our REIT investments, driven both by improving property fundamentals within their existing real estate portfolios and by expanding external acquisition and development opportunities, still offer the potential to generate attractive total returns for shareholders.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman


                        JAMES S. CORL
                        JAMES S. CORL
                        Portfolio Manager

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

         VISIT COHEN & STEERS ONLINE AT cohenandsteers.com

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                              NUMBER
                                                             OF SHARES        VALUE
                                                            -----------   --------------
EQUITIES                                          97.36%(a)
    DIVERSIFIED                                    6.10%
         Crescent Real Estate Equities Co. ..............       382,500   $    6,020,550
         Vornado Realty Trust............................     1,747,500      109,533,300
                                                                          --------------
                                                                             115,553,850
                                                                          --------------
    HEALTH CARE                                    1.73%
         Ventas..........................................     1,261,900       32,708,448
                                                                          --------------
    HOTEL                                          7.69%
         Hilton Hotels Corp. ............................     1,534,700       28,913,748
         Host Marriott Corp.(b)..........................     4,932,600       69,204,378
         Starwood Hotels & Resorts Worldwide.............     1,027,000       47,673,340
                                                                          --------------
                                                                             145,791,466
                                                                          --------------
    INDUSTRIAL                                    10.08%
         AMB Property Corp. .............................     1,014,000       37,538,280
         Catellus Development Corp.......................     1,649,913       43,739,194
         ProLogis........................................     3,117,600      109,864,224
                                                                          --------------
                                                                             191,141,698
                                                                          --------------
    OFFICE                                        22.28%
         Arden Realty....................................       794,200       25,875,036
         BioMed Realty Trust.............................       298,700        5,254,133
         Boston Properties...............................     2,196,200      121,647,518
         Brandywine Realty Trust.........................       308,200        8,777,536
         Brookfield Properties Corp. ....................     1,452,500       46,857,650
         CarrAmerica Realty Corp. .......................       837,700       27,392,790
         Equity Office Properties Trust..................     1,579,399       43,038,623
         Highwoods Properties............................       474,500       11,677,445
         Kilroy Realty Corp. ............................       592,400       22,528,972
         Mack-Cali Realty Corp. .........................       590,300       26,150,290
         Maguire Properties..............................       866,200       21,057,322
         Prentiss Properties Trust.......................       527,100       18,975,600
         SL Green Realty Corp. ..........................       831,000       43,054,110
                                                                          --------------
                                                                             422,287,025
                                                                          --------------

-------------------
(a) Percentages indicated are based on the net assets of the fund.
(b) Nonincome producing security.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                              NUMBER
                                                             OF SHARES        VALUE
                                                            -----------   --------------
    OFFICE/INDUSTRIAL                              1.96%
         Liberty Property Trust..........................       211,700   $    8,434,128
         Reckson Associates Realty Corp. ................       999,000       28,721,250
                                                                          --------------
                                                                              37,155,378
                                                                          --------------
    RESIDENTIAL                                   21.85%
       APARTMENT                                  19.76%
         Apartment Investment & Management Co. ..........       268,100        9,324,518
         Archstone-Smith Trust...........................     2,372,000       75,050,080
         AvalonBay Communities...........................     1,497,300       90,167,406
         BRE Properties..................................     1,222,300       46,875,205
         Equity Residential..............................     1,883,900       58,400,900
         Essex Property Trust............................       500,700       35,975,295
         Post Properties.................................     1,034,800       30,940,520
         Summit Properties...............................     1,033,400       27,953,470
                                                                          --------------
                                                                             374,687,394
                                                                          --------------
       MANUFACTURED HOME                           2.09%
         Affordable Residential Communities..............       599,300        8,749,780
         Sun Communities.................................       787,200       30,850,368
                                                                          --------------
                                                                              39,600,148
                                                                          --------------
         TOTAL RESIDENTIAL...............................                    414,287,542
                                                                          --------------
    SELF STORAGE                                   4.71%
         Public Storage. ................................     1,060,100       52,527,955
         Shurgard Storage Centers........................       945,600       36,689,280
                                                                          --------------
                                                                              89,217,235
                                                                          --------------
    SHOPPING CENTER                               20.96%
       COMMUNITY CENTER                            5.10%
         Developers Diversified Realty Corp. ............       731,100       28,622,565
         Federal Realty Investment Trust.................       778,600       34,258,400
         Pan Pacific Retail Properties...................       369,000       19,962,900
         Regency Centers Corp. ..........................       298,700       13,886,563
                                                                          --------------
                                                                              96,730,428
                                                                          --------------

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                              NUMBER
                                                             OF SHARES        VALUE
                                                            -----------   --------------
       REGIONAL MALL                              15.86%
         CBL & Associates Properties.....................       433,800   $   26,440,110
         General Growth Properties.......................     1,228,300       38,077,300
         Macerich Co. ...................................       874,400       46,596,776
         Mills Corp. ....................................     1,327,400       68,852,238
         Simon Property Group............................     1,559,200       83,619,896
         Taubman Centers.................................     1,432,700       37,006,641
                                                                          --------------
                                                                             300,592,961
                                                                          --------------
         TOTAL SHOPPING CENTER...........................                    397,323,389
                                                                          --------------
              TOTAL EQUITIES (Identified
                cost -- $1,225,996,174)..................                  1,845,466,031
                                                                          --------------

                                                             PRINCIPAL
                                                              AMOUNT
                                                            -----------
COMMERCIAL PAPER                                   2.50%
         UBS Financial, 1.40%, due 10/01/04
            (Identified cost -- $47,469,000).............   $47,469,000       47,469,000
                                                                          --------------
TOTAL INVESTMENTS (Identified cost --
  $1,273,465,174) ...............................  99.86%                  1,892,935,031(a)
OTHER ASSETS IN EXCESS OF LIABILITIES ............. 0.14%                      2,730,600
                                                   ------                 --------------
NET ASSETS (Equivalent to $63.75 per share based on
  29,734,701 shares
  of capital stock outstanding) ................. 100.00%                 $1,895,665,631
                                                  -------                 --------------
                                                  -------                 --------------

-------------------
(a) At September 30, 2004, net unrealized appreciation was $619,469,857, based on cost for federal income tax purposes of $1,273,465,174. This consisted of aggregate gross unrealized appreciation on investments of $620,514,347 and aggregate gross unrealized depreciation on investments of $1,044,490.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                             FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                                            NET ASSET VALUE
                                                  TOTAL NET ASSETS             PER SHARE
                                           ------------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/03............                  $1,681,254,049            $55.64
    Net investment income................  $  31,852,454                    $ 1.08
    Net realized and unrealized gain on
       investments.......................    247,736,584                      8.71
    Distributions from net investment
       income............................    (49,590,472)                    (1.68)
                                                                            ------
    Capital stock transactions:
         Sold............................    382,068,406
         Distributions reinvested........     45,118,466
         Redeemed........................   (442,773,856)
                                           -------------
Net increase in net asset value..........                     214,411,582              8.11
                                                           --------------            ------
End of period: 9/30/2004.................                  $1,895,665,631            $63.75
                                                           --------------            ------
                                                           --------------            ------

                          AVERAGE ANNUAL TOTAL RETURNS
                 (PERIODS ENDED SEPTEMBER 30, 2004) (UNAUDITED)

ONE YEAR   FIVE YEARS   TEN YEARS   SINCE INCEPTION (7/2/91)
--------   ----------   ---------   ------------------------
 29.59%      18.41%      13.69%              14.26%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund as of the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange
    Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent
    12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


             FOR HIGH CURRENT INCOME:                                    FOR TOTAL RETURN:

                COHEN & STEERS                                            COHEN & STEERS
              REALTY INCOME FUND                                           REALTY SHARES

         IDEAL FOR INVESTORS SEEKING A HIGH                  IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            RETURN THROUGH BOTH CURRENT INCOME AND
         INVESTING PRIMARILY IN REITS                        CAPITAL APPRECIATION, INVESTING PRIMARILY
         A, B, C AND I SHARES AVAILABLE                      IN REITS
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO




                    FOR TOTAL RETURN:                              FOR CAPITAL APPRECIATION:

                    COHEN & STEERS                                     COHEN & STEERS
                     UTILITY FUND                                     REALTY FOCUS FUND

         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM
         RETURN THROUGH BOTH CURRENT INCOME AND              CAPITAL APPRECIATION, INVESTING IN A
         CAPITAL APPRECIATION, INVESTING PRIMARILY           LIMITED NUMBER OF REITS AND OTHER REAL
         IN UTILITIES                                        ESTATE COMPANIES
         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
                                                             A, B, C AND I SHARES AVAILABLE
                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY FOLLOWING THE INSTRUCTIONS ABOVE.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISOR
Director and chairman                  Cohen & Steers Capital Management,
                                       Inc.
Martin Cohen                           757 Third Avenue
Director and president                 New York, NY 10017
                                       (212) 832-3232
Bonnie Cohen
Director                               FUND SUBADMINISTRATOR AND CUSTODIAN
                                       State Street Bank and Trust Company
George Grossman                        225 Franklin Street
Director                               Boston, MA 02110

Richard J. Norman                      TRANSFER AGENT
Director                               Boston Financial Data Services, Inc.
                                       66 Brooks Drive
Frank K. Ross                          Braintree, MA 02184
Director                               (800) 437-9912

Willard H. Smith Jr.                   LEGAL COUNSEL
Director                               Simpson Thacher & Bartlett LLP
                                       425 Lexington Avenue
Adam Derechin                          New York, NY 10017
Vice president and assistant treasurer
                                       DISTRIBUTOR
Joseph M. Harvey                       Cohen & Steers Securities, LLC
Vice president                         757 Third Avenue
                                       New York, NY 10017
Lawrence B. Stoller                    Nasdaq Symbol: CSRSX
Assistant secretary                    Web site: cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Realty Shares, Inc. unless accompanied
                                       or preceded by the delivery of a
                                       currently effective prospectus setting
                                       forth details of the fund. Past
                                       performance is of course no guarantee
                                       of future results and your investment
                                       may be worth more or less at the time
                                       you sell.

--------------------------------------------------------------------------------
                                       12

COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017

[COHEN & STEERS REALTY SHARES LOGO]

----------------------
   QUARTERLY REPORT
  SEPTEMBER 30, 2004